Exhibit 99.1

     Cheniere Energy Partners Reports Second Quarter 2007 Results


    HOUSTON--(BUSINESS WIRE)--Aug. 8, 2007--Cheniere Energy Partners, L.P. (AMEX:CQP) reported a net loss of $12.0 million, or $0.07 per limited partner unit (basic and diluted), for the second quarter of 2007. Cheniere Energy Partners ("Cheniere Partners") commenced operations on March 26, 2007 upon successful completion of its initial public offering and the concurrent contribution by its parent, Cheniere Energy, Inc. (AMEX:LNG), of a 100% interest in the 4 billion cubic feet per day Sabine Pass liquefied natural gas ("LNG") receiving terminal currently under construction on the Sabine Pass Channel in western Cameron Parish, Louisiana. To date, phase one of the terminal project is 82.4% complete. Construction on the second phase commenced in July 2006 and the project continues to progress as planned.

    Cheniere Partners' operations for the three-months ended June 30, 2006 resulted in a net loss of $1.7 million. The net loss increase in 2007 is directly related to the $2.032 billion senior notes issued by Cheniere Partners' wholly-owned subsidiary, Sabine Pass LNG, L.P. ("Sabine Pass") in November 2006.

    Cheniere Partners reported restricted cash and securities totaling $1.0 billion as of June 30, 2007, including $619.6 million set aside to complete the construction of the Sabine Pass LNG receiving terminal, $280.9 million for interest payments relating to the Sabine Pass senior notes and $97.8 million as a reserve for distributions to the Cheniere Partners' common unit holders.

    Cheniere Energy Partners, L.P. is a Delaware limited partnership. Through its wholly-owned subsidiary, Sabine Pass LNG, L.P., the partnership is developing an LNG receiving terminal located in western Cameron Parish, Louisiana on the Sabine Pass Channel scheduled to commence operations in the second quarter of 2008. Additional information about Cheniere Energy Partners, L.P. may be found on its web site at www.cheniereenergypartners.com.

    For additional information, please refer to the Cheniere Energy Partners, L.P. Quarterly Report on Form 10-Q for the period ended June 30, 2007, filed with the Securities and Exchange Commission.

    This press release contains certain statements that may include "forward-looking statements" within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, (i) statements regarding Cheniere Energy Partners' business strategy, plans and objectives and (ii) statements expressing beliefs and expectations regarding the development of Cheniere Energy Partners' LNG receiving terminal business. Although Cheniere Energy Partners believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere Energy Partners' actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere Energy Partners' periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere Energy Partners does not assume a duty to update these forward-looking statements.


                      (Financial Table Follows)

                    Cheniere Energy Partners, L.P.
                    Selected Financial Information
               (in thousands, except per unit data) (1)

                                 Three Months Ended Six Months Ended
                                      June 30,           June 30,
                                 ------------------ ------------------
                                  2007 (2) 2006 (3)  2007 (2) 2006 (3)
                                 --------- -------- --------- --------


Revenues                         $     --  $    --  $     --  $    --
Operating costs and expenses
   Land Site Rental                   370      390       771      771
   Depreciation, Depletion and
    Amortization                       43       12        64       22
   Labor and Overhead Charged
    from Affiliate                  2,268    1,082     3,592    2,108
   Other                              193      423       333      599
                                 --------- -------- --------- --------
        Total Operating Costs
         and Expenses               2,874    1,907     4,760    3,500
                                 --------- -------- --------- --------

Loss from Operations               (2,874)  (1,907)   (4,760)  (3,500)

Interest Expense                  (23,666)      --   (49,483)      --
Interest Income                    14,549       23    29,394       72
Derivative Gain                        --      162        --      923
                                 --------- -------- --------- --------
Net Loss                         $(11,991) $(1,722) $(24,849) $(2,505)
                                 ========= ======== ========= ========

Less:
Net loss through March 25, 2007                      (12,128)
                                                    ---------
Net loss to partners from March
 26, 2007 through March 31, 2007                    $(12,721)
                                                    =========

Allocation of Net Loss to
 Partners:
   Limited Partners' Interest     (11,751)           (12,467)
   General Partner's Interest        (240)              (254)
                                 ---------          ---------
Net Loss to Partners             $(11,991)          $(12,721)
                                 =========          =========

Basin and diluted net loss per
 limited partner unit            $   0.07           $   0.08
                                 =========          =========

Weighted average limited
 partners units outstanding used
 for basic and diluted net loss
 per unit calculation:
   Common units                    26,416             26,416
   Subordinated units             135,384            135,384


                                             June 30,    December 31,
                                              2007 (4)      2006 (5)
                                           ------------- -------------
                                            (Unaudited)

 Cash and Cash Equivalents                  $        19    $        7
 Restricted Cash and Cash Equivalents           179,944       176,324
 Other Current Assets                             7,091         5,990
 Non-Current Restricted Cash, Cash
  Equivalents and Treasury Securities           818,416       982,613
 Property, Plant and Equipment, Net             879,145       651,676
 Debt Issuance Costs, Net                        31,708        33,970
 Other Assets                                    19,056         7,534
                                           ------------- -------------
   Total Assets                             $ 1,935,379    $1,858,114
                                           ============= =============

 Current Liabilities                        $    41,943    $   38,303
 Long-Term Debt                               2,032,079     2,032,000
 Deferred Revenue                                40,000        40,000
 Other Liabilities                                1,859         1,149
 Total Partner's Deficit                       (180,502)     (253,338)
                                           ------------- -------------
   Total Liabilities and Partners' Deficit  $ 1,935,379    $1,858,114
                                           ============= =============


    (1) Please refer to Cheniere Energy Partners, L.P. Quarterly
Report on Form 10-Q for the period ended June 30, 2007, filed with the Securities and Exchange Commission.

    (2) Consolidated operating results of Cheniere Energy Partners, L.P. and its consolidated subsidiaries for the three months ended June 30, 2007. Combined operating results of Cheniere Energy Partners, L.P., Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. for the six months ended June 30, 2007.

    (3) Combined operating results of Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. for the three and six months ended June 30, 2006.

    (4) Consolidated balance sheet of Cheniere Energy Partners, L.P. and its consolidated subsidiaries at June 30, 2007.

    (5) Combined balance sheet of Cheniere Energy Partners, L.P.,
Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. at December 31, 2006.


    CONTACT: Cheniere Energy Partners, L.P., Houston
             Investor Relations:
             Christina Cavarretta, 713-375-5100